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Exhibit 10.7

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

AMONG

MAGNA ENTERTAINMENT CORP.

AND

BANK AUSTRIA CREDITANSTALT AG

         DATED AS OF June 2, 2003

        REGISTRATION RIGHTS AGREEMENT dated as of June 2, 2003, between Magna Entertainment Corp., a Delaware corporation (together with any successor entity, herein referred to as the "Company"), and Bank Austria Creditanstalt AG (the "Initial Purchaser").

        This Agreement is made pursuant to the Purchase Agreement dated May 20, 2003, between the Company and the Initial Purchaser (the "Purchase Agreement"). The Initial Purchaser has agreed to purchase from the Company $100,000,000 in aggregate principal amount of the Company's 8.55% Convertible Subordinated Notes due June 15, 2010 (the "Notes"). The Notes will be convertible into fully paid, nonassessable shares of the Company's Class A Subordinate Voting Stock, par value $0.01 per share (the "Class A Subordinate Voting Stock"), on the terms, and subject to the conditions, set forth in the Indenture (as defined herein). To induce the Initial Purchaser to purchase the Notes, the Company has agreed to provide the registration rights set forth in this Agreement pursuant to Section 6(m) of the Purchase Agreement.

        The parties hereby agree as follows:

        1.    Definitions.    As used in this Agreement, the following capitalized terms shall have the following meanings:

        Action:    As defined in Section 6(c) hereof.

        Additional Interest:    As defined in Section 3(a) hereof.

        Advice:    As defined in Section 4(c)(ii) hereof.

        Affiliate:    As such term is defined in Rule 405 under the Securities Act.

        Agreement:    This Registration Rights Agreement.

        Blue Sky Application:    As defined in Section 6(a) hereof.

        Broker-Dealer:    Any broker or dealer registered under the Exchange Act.

        Business Day:    A day other than a Saturday or Sunday or any federal holiday in the United States or any holiday in the Province of Ontario, Canada.

        Class A Subordinate Voting Stock:    As defined in the preamble hereto.

        Closing Date:    The date of this Agreement.

        Commission:    The Securities and Exchange Commission.

        Company:    As defined in the preamble hereto.

        Effectiveness Period:    As defined in Section 2(a)(iii) hereof.

        Effectiveness Target Date:    As defined in Section 2(a)(ii) hereof.

        Euroclear:    Euroclear, S.A./N.V., as operator of the Euroclear system, and any and all successors thereto.

        Exchange Act:    The Securities Exchange Act of 1934, as amended.

        Filing Deadline:    As defined in Section 2(a)(i) hereof.

        Holder:    A Person who owns, beneficially or of record, Transfer Restricted Securities.

        Indemnified Holder:    As defined in Section 6(a) hereof.

        Indenture:    The Indenture dated as of June 2, 2003, among the Company and The Bank of New York, as trustee, pursuant to which the Notes are to be issued, as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof.

        Initial Purchaser:    As defined in the preamble hereto.

        Interest Payment Date:    As defined in the Indenture. For purposes of this Agreement, if no Notes are outstanding, "Interest Payment Date" shall mean each June 15th and December 15th.

        Majority of Holders:    Holders holding more than 50% in aggregate principal amount of the Notes outstanding at the time of determination; provided, however, that, for purposes of this definition, a holder of shares of Class A Subordinate Voting Stock that constitute Transfer Restricted Securities that were previously issued upon conversion of Notes shall be deemed to hold an aggregate principal amount of Notes (in addition to the principal amount of Notes held by such holder) equal to the product of (x) the number of such shares of Class A Subordinate Voting Stock held by such holder and (y) the conversion price, at the time such Notes were converted, as determined in accordance with Article 4 of the Indenture.

        NASD:    National Association of Securities Dealers, Inc.

        Notes:    As defined in the preamble hereto.

        Notice and Questionnaire:    The Selling Securityholder Notice and Questionnaire in substantially the form attached as Exhibit A hereto.

        Paying Agent:    As defined in the Indenture.

        Person:    An individual, partnership, limited liability company, corporation, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.

        Prospectus:    The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

        Purchase Agreement:    As defined in the preamble hereto.

        Record Holder:    With respect to any Interest Payment Date, each Person who is a Holder on the record date with respect to such Interest Payment Date. In the case of a Holder of shares of Class A Subordinate Voting Stock issued upon conversion of the Notes, "Record Holder" shall mean each Person who is a Holder of shares of Class A Subordinate Voting Stock that constitute Transfer Restricted Securities on the June 1st or December 1st immediately preceding such Interest Payment Date.

        Registration Default:    As defined in Section 3(a) hereof.

        Registration Statement:    As defined in Section 2(a)(i) hereof.

        Rule 144:    Rule 144 promulgated under the Securities Act.

        Rule 144A:    Rule 144A promulgated under the Securities Act.

        Securities Act:    The Securities Act of 1933, as amended.

        Suspension Period:    As defined in Section 4(b)(i) hereof.

        TIA:    The Trust Indenture Act of 1939, as amended to date, and as in effect on the date the Indenture is qualified under the TIA.

        Transfer Restricted Securities:    Each Note and each share of Class A Subordinate Voting Stock issued upon conversion of Notes until the earliest to occur of:

        (i)    the date on which such Note or such share of Class A Subordinate Voting Stock issued upon conversion thereof has been effectively registered for resale under the Securities Act and disposed of in accordance with the Registration Statement;

        (ii)    the date on which such Note or such share of Class A Subordinate Voting Stock issued upon conversion thereof (A) has been transferred in compliance with Rule 144 or (B) may be sold or transferred pursuant to Rule 144; and

        (iii)    the date on which such Note or such share of Class A Subordinate Voting Stock issued upon conversion thereof ceases to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise).

        Trustee:    The Bank of New York or any successors, as trustee, under the Indenture.

        Underwritten Registration or Underwritten Offering:    A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

        2.    Registration.

        (a)    The Company shall:

          (i)    not later than 60 days after the Closing Date (the "Filing Deadline"), cause a registration statement to be filed pursuant to Rule 415 under the Securities Act (the "Registration Statement"), which Registration Statement shall provide for resales of all Transfer Restricted Securities held by Holders that have provided the information required pursuant to the terms of Section 2(b) hereof;

          (ii)    use commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as promptly as is practicable, but in no event later than one hundred and twenty (120) days after the Closing Date (the "Effectiveness Target Date"); and

          (iii)    use commercially reasonable efforts to keep the Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 4(b) hereof to the extent necessary to ensure that: (A) it is available for resales by the Holders of Transfer Restricted Securities entitled to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder as announced from time to time, for a period (the "Effectiveness Period") of:

            (1)    two years from the date of this Agreement; or

            (2)    such shorter period that will terminate on the first date that none of the Notes or the shares of Class A Subordinate Voting Stock issued on conversion of the Notes are Transfer Restricted Securities;

provided that, for greater certainty, the Company shall not be obligated to file a prospectus with the securities commission or similar regulatory authority in any of the provinces or territories of Canada.

        (b)    The Company shall, at least twelve (12) Business Days prior to the date on which the Registration Statement becomes effective, provide written notice (which may be sent and delivered through Euroclear by the Trustee at the request of the Company) to each Holder (which notice shall be accompanied by a copy of a Notice and Questionnaire to be completed by such Holder) that the Company has filed the Registration Statement pursuant to this Agreement and that the Holder must complete and return the enclosed Notice and Questionnaire in accordance with this Section 2(b) in order to be named as a selling securityholder in the Registration Statement and Prospectus. Each Holder agrees that if such Holder wishes to sell Transfer Restricted Securities pursuant to the Registration Statement and Prospectus, it will deliver a Notice and Questionnaire as promptly as practicable upon receipt of such notice from the Company but in no event later than the second Business Day immediately preceding the date set forth in the Company's written notice as the date on which the Registration Statement is expected to be declared effective by the Commission. Any Holder that does not complete a Notice and Questionnaire and deliver it to the Company as required above shall not be named as a selling securityholder in the Registration Statement at the time is declared effective; provided, however, that if a Holder does not receive written notice directly from the Company (or the Trustee on behalf of the Company) as required by this Section 2(b) within the time period required by this Section 2(b), then, if any such Holder furnishes a Notice and Questionnaire to the Company at least five (5) Business Days prior to any intended distribution of Transfer Restricted Securities under the Registration Statement, such Holder shall be named in the Registration Statement and the related Prospectus as a selling securityholder by way of a post-effective amendment to the Registration Statement and a supplement to the Prospectus to be filed in accordance with the provisions of this Section 2(b) below. The Company shall include in the Registration Statement at the time it is first declared effective, the name of each Holder that provided a Notice and Questionnaire to the Company in accordance with this Section 2(b), and from and after the date the Registration Statement is initially declared effective, the Company shall use commercially reasonable efforts to file with the Commission, as promptly as practicable after the date a Notice and Questionnaire is delivered to the Company, if required by this Section 2(b) or by applicable law, a post-effective amendment to the Registration Statement or prepare and, if required by this Section 2(b) or by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other document required under the Securities Act so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Registration Statement and the Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Transfer Restricted Securities in accordance with applicable law. If the Company files a post-effective amendment to the Registration Statement, the Company shall use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable. Any Holder who, subsequent to the date the Registration Statement is declared effective, provides a Notice and Questionnaire required by this Section 2(b) pursuant to the provisions of this Section (whether or not such Holder supplied the Notice and Questionnaire at the time the Registration Statement was declared effective) shall be named as a selling securityholder in the Registration Statement and Prospectus in accordance with the requirements of this Section 2(b); provided, however, that the Company shall not be obligated to file more than one (1) post-effective amendment or supplement in any twenty-five (25) day period following the date a Notice and Questionnaire is first delivered to the Company from and after the date the Registration Statement is declared effective for the purpose of naming Holders as selling securityholders who are not named in such Registration Statement at the time of effectiveness. Each Holder as to which the Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.

        3.    Additional Interest.

        (a)    If:

          (i)    the Registration Statement is not filed with the Commission prior to or on the Filing Deadline;

          (ii)    the Registration Statement has not been declared effective by the Commission prior to or on the Effectiveness Target Date;

          (iii)    subject to the provisions of Section 4(b)(i) hereof, the Registration Statement is filed and declared effective but, during the Effectiveness Period, thereafter ceases to be effective or fails to be usable for its intended purpose without being succeeded within three (3) Business Days by a post-effective amendment to the Registration Statement or within five (5) Business Days by a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure and, in the case of a post-effective amendment, is itself, within two (2) Business Days of filing, declared effective; or

          (iv)    after the 60th consecutive day in any 90-day period or the 105th day in any 365-day period, as the case may be, of any Suspension Period, the suspension referred to in Section 4(b)(i) hereof has not been terminated,

(each such event referred to in foregoing clauses (i) through (iv), a "Registration Default"), the Company hereby agrees to make additional payments ("Additional Interest") with respect to the Transfer Restricted Securities to the Record Holders thereof from and including the day on which the Registration Default occurs to but excluding the day on which the Registration Default has been cured. Additional Interest shall accrue to each Record Holder on the Transfer Restricted Securities during such period at a rate of 0.5% per annum on the amount of Transfer Restricted Securities (such amount determined as described below).

        (b)    The amount of Transfer Restricted Securities shall be determined as follows (x) with respect to the Notes, the aggregate principal amount of all such Notes outstanding, (y) with respect to the shares of Class A Subordinate Voting Stock into which the Notes have been converted, the aggregate number of such shares of Class A Subordinate Voting Stock outstanding multiplied by the Conversion Price (as defined in the Indenture) at the time such Notes were converted, and (z) with respect to combinations thereof, the sum of (x) and (y) for the relevant Transfer Restricted Securities.

        (c)    All accrued Additional Interest shall be paid in cash in arrears to Record Holders by the Company on each Interest Payment Date by way of a deposit of immediately available funds, sufficient to pay such accrued Additional Interest, with the Paying Agent. The rate of accrual of the Additional Interest with respect to any period shall not exceed 0.5% per annum notwithstanding the occurrence of multiple concurrent Registration Defaults. Following the cure of all Registration Defaults relating to any Transfer Restricted Securities, the accrual of Additional Interest with respect to such Transfer Restricted Securities shall cease.

        Additional Interest shall cease to accrue on any Transfer Restricted Security at the time said security ceases to be a Transfer Restricted Security; provided that all obligations of the Company to pay Additional Interest accrued prior to such time as set forth in this Section 3 shall survive until such time as all such obligations with respect to such Transfer Restricted Security have been satisfied in full.

        The Additional Interest set forth above shall be the exclusive monetary remedy available to the Holders of Transfer Restricted Securities for Registration Defaults.

        4.    Registration Procedures.

        (a)    In connection with the Registration Statement, the Company shall comply with all the provisions of Section 4(b) hereof and shall use commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto and in accordance with Section 2(a) hereof, shall prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act.

        (b)    In connection with the Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Company, at its own expense, shall:

          (i)    Subject to any notice by the Company in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), use commercially reasonable efforts to keep the Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading or (B) to not be effective or usable for the resale of Transfer Restricted Securities during the Effectiveness Period, file promptly an appropriate amendment to the Registration Statement or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use commercially reasonable efforts to cause such amendment to be declared effective and the Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, the Company may suspend the availability of the Registration Statement, without being required to pay any Additional Interest, upon written notice to the Holders (which notice shall be accompanied by an instruction to suspend the use of the Prospectus), for one or more periods not to exceed sixty (60) consecutive days in any 90-day period, and not to exceed, in the aggregate, one hundred and five (105) days in any 365-day period (each such period, a "Suspension Period") if:

            (A)    an event occurs and is continuing that, in the Company's good faith judgment, would require the Company to make changes in the Registration Statement or the Prospectus in order that the Registration Statement or the Prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and

            (B)    the Company reasonably determines that the disclosure of such event at such time would have a material adverse effect on the business of the Company (and its subsidiaries, if any, taken as a whole).

          (ii)    Prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling securityholders set forth in the Registration Statement or supplement to the Prospectus.

          (iii)    Advise the underwriter(s), if any, and the Holders promptly (but in any event within five (5) Business Days) and, if requested by such Persons, confirm such advice in writing:

            (A)    when the Registration Statement, the Prospectus or any amendment, supplement or post-effective amendment thereto has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective,

            (B)    of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,

            (C)    of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or

            (D)    of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

          (iv)    If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, use commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (v)    Furnish to the Initial Purchaser before filing with the Commission, a copy of the Registration Statement and copies of any Prospectus included therein, which documents will be subject to the review of the Initial Purchaser, for a period of at least five (5) Business Days, and the Company will not file the Registration Statement or Prospectus to which the Initial Purchaser shall reasonably object within such five (5) Business Day period without first making revisions that are reasonably acceptable to the Initial Purchaser. The Company shall also furnish to the Initial Purchaser before filing with the Commission, if reasonably practicable, or otherwise promptly after filing with the Commission, copies of any amendments to the Registration Statement or supplements to the Prospectus, and shall make the Company's representatives reasonably available for discussion of such amendments or supplements and make such changes in such amendments or supplements prior to the filing thereof, if reasonably practicable, or prepare and file further amendments or supplements, as the Initial Purchaser may reasonably request (it being understood that a request to correct a material misstatement or omission is an example of one such reasonable request).

          (vi)    Make available at reasonable times for inspection by one or more representatives of the selling Holders (designated in writing by a Majority of Holders whose Transfer Restricted Securities are included in the Registration Statement), any underwriter participating in any distribution pursuant to the Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the Company's officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the selling Holders, underwriter, attorney or accountant in connection with the Registration Statement after the filing thereof and before its effectiveness; provided, however, that (A) each such representative of the selling Holders, underwriter(s), attorney or accountant will be required to agree in writing that records and information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public through no fault of such representative of the selling Holders, underwriter(s), attorney or accountant or a selling Holder, and (B) each selling Holder of such Transfer Restricted Securities will be required further to agree in writing that it will, upon learning that the disclosure of such records or information is sought in a court of competent jurisdiction, or in connection with any action, suit or proceeding, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the records and information deemed confidential.

          (vii)    If reasonably requested by any selling Holders or the underwriter(s), if any, promptly incorporate in the Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may request to have included therein, including, without limitation: (A) information relating to the "Plan of Distribution" of the Transfer Restricted Securities, (B) information with respect to the principal amount of Notes or number of shares of Class A Subordinate Voting Stock being sold to such underwriter(s), (C) the purchase price being paid therefor and (D) any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; provided, however, that with respect to any information requested for inclusion by a selling Holder, this clause (vii) shall apply only to such information that relates to the Transfer Restricted Securities to be sold by such selling Holder; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

          (viii)    Furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one conformed copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto (without any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) unless requested).

          (ix)    Deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; subject to any notice by the Company in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

          (x)    If an underwriting agreement is entered into and the registration is an Underwritten Registration, the Company shall:

            (A)    upon request, furnish to each underwriter and, in the case of clause (1), to each selling Holder, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of closing of any sale of Transfer Restricted Securities in an Underwritten Registration:

            (1)    a certificate, dated the date of such closing, signed by the Chief Financial Officer of the Company confirming, as of the date thereof, the matters set forth in Section 6(g) of the Purchase Agreement and such other matters as such parties may reasonably request;

            (2)    opinions, each dated the date of such closing, of counsel to the Company (including the Company's general counsel) covering such of the matters as are customarily covered in legal opinions to underwriters in connection with primary underwritten offerings of securities; and

            (3)    customary comfort letters, dated the date of such closing, from the Company's independent accountants (and from any other accountants whose report is contained or incorporated by reference in the Registration Statement), in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings of securities;

          (B)    set forth in full in the underwriting agreement, if any, indemnification provisions and procedures which provide rights no less protective than those set forth in Section 6 hereof with respect to all parties to be indemnified by the Company; and

          (C)    deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to this clause (x).

          (xi)    Before any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or customary to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Registration Statement; provided, however, that the Company shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject themselves to taxation in any such jurisdiction if they are not now so subject.

          (xii)    Cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws) and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two (2) Business Days before any sale of Transfer Restricted Securities made by such Holders or underwriter(s).

          (xiii)    Subject to Section 4(b)(i) hereof, if any fact or event contemplated by Section 4(b)(iii)(D) hereof shall exist or have occurred, use commercially reasonable efforts to prepare a post-effective amendment to the Registration Statement or an amendment or supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (xiv)    Provide CUSIP, ISIN and Common Code numbers for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee with certificates for the Notes and any Class A Subordinate Voting Stock issued upon conversion thereof that are in a form eligible for deposit with Euroclear.

          (xv)    Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be retained in accordance with the rules and regulations of the NASD.

          (xvi)    Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act.

          (xvii)    Cause the Indenture to be qualified under the TIA not later than the effective date of the Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA, and execute and use commercially reasonable efforts to cause the Trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

          (xviii)    Cause all Transfer Restricted Securities (other than the Notes that have been designated for trading in the PORTALSM Market and may be listed on a European exchange on or before the date of this Agreement) covered by the Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted.

          (xix)    Provide promptly to each Holder, upon written request, each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Registration Statement.

          (xx)    Enter into such customary agreements and take all such other actions, if any, as Holders of at least 25% in aggregate principal amount of the Transfer Restricted Securities may reasonably request in order to facilitate the disposition of the Transfer Restricted Securities pursuant to the Registration Statement.

        (c)    Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 4(b)(iii)(D) hereof and during any Suspension Period, such Holder will, and will use commercially reasonable efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Registration Statement until:

          (i)    such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(v) hereof; or

          (ii)    such Holder is advised in writing (the "Advice") by the Company (or the Trustee on behalf of the Company) that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice of suspension.

        5.    Registration Expenses.    All expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company regardless of whether a Registration Statement becomes effective, including, without limitation:

          (i)    all registration and filing fees and expenses (including filings made by the Initial Purchaser, Holders or underwriter(s), if any, with the NASD);

          (ii)    all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;

          (iii)    all expenses of printing (including printing of Prospectuses and certificates for the Class A Subordinate Voting Stock to be issued upon conversion of the Notes), messenger and delivery services and telephone;

          (iv)    all fees and disbursements of counsel to the Company;

          (v)    all application and filing fees in connection with listing (or authorizing for quotation) the Class A Subordinate Voting Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof;

          (vi)    all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance); and

          (vii)    all fees and expenses of the Initial Purchaser (including reasonable fees and disbursements of counsel to the Initial Purchaser) in connection with any amendment, modification or supplement to this Agreement.

The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company. The Company shall not be required to pay any fees and disbursements of counsel to the Initial Purchaser or Holders of Transfer Restricted Securities in connection with the preparation and filing of the Registration Statement or any amendment or supplement thereto, except as specifically provided herein.

        6.    Indemnification and Contribution.

        (a)    The Company shall indemnify and hold harmless each Holder, such Holder's officers and employees and each person, if any, who controls such Holder within the meaning of the Securities Act (each Holder and each of its respective officers, employees and any such control person being an "Indemnified Holder"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Transfer Restricted Securities), to which such Indemnified Holder may become subject, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:

          (i)    any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement or Prospectus or any amendment or supplement thereto or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Company (or based upon written information furnished by or on behalf of the Company expressly for use in such blue sky application or other document or amendment on supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Transfer Restricted Securities under the securities law of any state or other jurisdiction (such application or document being hereinafter called a "Blue Sky Application"); or

          (ii)    the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or Prospectus or amendment or supplement thereto or Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder (or its related Indemnified Holder) specifically for use therein or out of the failure by the Indemnified Holder to furnish to any purchaser of its Restricted Transfer Security of the Prospectus and any supplement or amendment thereto in the form provided to such Indemnified Holder by the Company. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Indemnified Holder.

        (b)    Each Holder, severally and not jointly, shall indemnify and hold harmless the Company, their respective officers and employees, their respective directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, or any such director, officer, employee or controlling person may become subject, insofar as any such loss, claim, damage or liability or action arises out of, or is based upon:

          (i)    any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or Prospectus or any amendment or supplement thereto or any Blue Sky Application; or

          (ii)    the omission or the alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder (or its related Indemnified Holder) specifically for use therein, and shall reimburse the Company, and any such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company, or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Holder may otherwise have to the Company, or any of their respective directors, officers, employees or controlling persons and any such director, officer, employee or controlling person.

        (c)    Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties, other than reasonable costs of investigation, unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of one counsel selected by all the indemnified parties to represent them all shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or reasonably could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party (an "Action"), unless such settlement, compromise or judgment (x) includes an unconditional release of the indemnified party from all liability on claims that are the subject matter of such action and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party. No indemnified party shall, without the prior written consent of the indemnifying party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any Action.

        (d)    If the indemnification provided for in this Section 6 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability (or action in respect thereof) referred to therein, each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (or action in respect thereof):

          (i)    in such proportion as is appropriate to reflect the relative benefits received by the Company from the offering and sale of the Transfer Restricted Securities on the one hand and a Holder with respect to the sale by such Holder of the Transfer Restricted Securities on the other; or

          (ii)    if the allocation provided by clause (6)(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) but also the relative fault of the Company on the one hand and the Holder on the other in connection with the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability (or action in respect thereof), as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Company, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Transfer Restricted Securities on the other. The relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holders on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, and each Holder agree that it would not be just and equitable if the amount of contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this Section 6(d). The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6 shall be deemed to include, for purposes of this Section 6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 6, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities purchased by it were resold exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this Section 6(d) are several and not joint.

        7.    Rule 144 and 144A.    The Company shall use commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. The Company will provide a copy of this Agreement to prospective purchasers of Notes identified to the Company by the Initial Purchaser upon written request.

        8.    Participation in Underwritten Registrations.    No Holder may participate in any Underwritten Registration hereunder unless such Holder:

          (i)    agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and

          (ii)    completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

        9.    Selection of Underwriters.    The Holders of Transfer Restricted Securities covered by the Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by a Majority of Holders whose Transfer Restricted Securities are included in such offering; provided, however, that such investment bankers and managers must be reasonably satisfactory to the Company.

        10.    Miscellaneous.

        (a)    Remedies.    The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        (b)    Adjustments Affecting Transfer Restricted Securities.    The Company shall not, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect the ability of the Holders of Transfer Restricted Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

        (c)    No Inconsistent Agreements.    The Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities that interferes with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Company shall not grant to any of its security holders (other than the holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in the Registration Statement provided for in this Agreement other than the Transfer Restricted Securities.

        (d)    Amendments and Waivers.    This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of a Majority of Holders; provided that the Company and the Initial Purchaser may amend, modify or supplement this Agreement in any manner that does not adversely affect the Holders.

        (e)    Notices.    All notices and other communications provided for or permitted hereunder shall be made in writing (except if the context expressly permits otherwise) by hand-delivery, first-class mail (registered or certified, return receipt requested), telecopier, or air courier guaranteeing overnight delivery:

          (i)    if to a Holder, at the address set forth on the records of the registrar under the Indenture or the transfer agent of the Class A Subordinate Voting Stock, as the case may be, or if such notice is to be given by the Trustee on behalf of the Company, through Euroclear; and

          (ii)    if to the Company:

    Magna Entertainment Corp.
    337 Magna Drive
    Aurora, Ontario, L46 7K1
    Canada
    Attn: Corporate Secretary
    Telephone: (905) 726-2462
    Facsimile: (905) 726-7172

    With a copy to:

    Sidley Austin Brown & Wood LLP
    787 Seventh Avenue
    New York, New York, 10019
    U.S.A.
    Attn: Scott M. Freeman
    Telephone: (212) 839-5300
    Facsimile: (212) 839-5599

        All such notices and communications shall be deemed to have been duly given at: the time delivered by hand, if personally delivered; the time broadcasted and posted by Euroclear, if delivered by the Trustee on behalf of the Company; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

        (f)    Successors and Assigns.    This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that (i) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder and (ii) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement or the Indenture.

        (g)    Counterparts.    This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (h)    Securities Held by the Company or its Affiliates.    Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

        (i)    Headings.    The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (j)    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

        (k)    Severability.    If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        (l)    Entire Agreement.    This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MAGNA ENTERTAINMENT CORP.
By:	Name: Title:
By:	Name: Title:
BANK AUSTRIA CREDITANSTALT AG
By:	Name: Title:

Exhibit A

MAGNA ENTERTAINMENT CORP.
FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

        The undersigned beneficial holder of 8.55% Convertible Subordinated Notes due June 15, 2010 (the "Notes") of Magna Entertainment Corp. (the "Company") or Class A Subordinate Voting Stock, par value $0.01 per share (the "Class A Subordinate Voting Stock" and, together with the Notes, the "Registrable Securities"), of the Company, understands that the Company has filed or intends to file with the Securities and Exchange Commission a registration statement on an appropriate form for the registration of the resale under Rule 415 of the Securities Act (the "Shelf Registration Statement") of the Registrable Securities in accordance with the terms of the Registration Rights Agreement dated as of June 2, 2003 (the "Registration Rights Agreement"), among the Company and the initial purchaser party thereto. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.

        Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Any beneficial owner of Notes wishing to include its Registrable Securities in the Shelf Registration Statement must deliver to the Company a properly completed and signed selling securityholder Notice and Questionnaire. Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus. Upon receipt of a completed and signed Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement, the Company will, as promptly as practicable after such receipt, file such amendments to the Shelf Registration Statement or supplements to the related prospectus as are necessary to permit such beneficial owner to deliver such prospectus to purchasers of Registrable Securities; provided, however, that the Company shall not be obligated to file more than one (1) post-effective amendment or supplement in any twenty-five (25) day period following the date a Notice and Questionnaire is first delivered to the Company from and after the date the Registration Statement is declared effective for the purpose of naming beneficial owners as selling securityholders who are not named in such Registration Statement at the time of effectiveness.

        Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

NOTICE

        The undersigned beneficial owner (the "selling securityholder") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement.

        Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company's officers and directors and each person, is any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against certain losses arising in connection with statements concerning the undersigned made in the Company's Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

        If the selling securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the selling securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

        The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement. The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

        Please respond to every item, even if your response is "none". If you need more space for any response, please attached additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Notice and Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

1.	(a)	Full legal name of selling securityholder:

	(b)	Full legal name of registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

(c)
Full legal name of Euroclear participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held.
Name of Broker:
Euroclear No:
Contact Person:
Telephone (including area code):
	(d)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?
Yes
No
(e)
If your response to Item 1(d) above is "no", are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act? For the purposes of this Item 1(e), an "affiliate" of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.
Yes
No
2.		Address for notices to selling securityholder:

Telephone (including area code):
Fax (including area code):
Contact Person:

3.		Beneficial ownership of Registrable Securities:
	(a)	Type and Principal Amount of Registrable Securities beneficially owned:

	(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

4.		Nature of Beneficial Ownership
	(a)	If the name of the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is that of a limited partnership, state the names of the general partners of such limited partnership:

	(b)	With respect to each general partner listed in Item 4(a) above who is not a natural person, and is not publicly held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

(c)
Name your controlling shareholder(s) (the "Controlling Entity"). If the Controlling Entity is not a natural person and is not a publicly held entity, name each shareholder of such Controlling Entity. If any one of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

(i) Full legal name of Controlling Entity(ies) or natural person(s) with who have sole or shared voting or dispositive power over Registrable Securities:

(ii) Business address (including street address)(or residence if no business address), telephone number and facsimile number of such person(s):

Telephone (including area code): Fax (including area code):
(iii) Name of shareholders:

5.	Beneficial ownership of the Company securities owned by the selling securityholder:
Except as set forth below in this Item (5), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).
Type and amount of other securities beneficially owned by the selling securityholder:

6.	Relationship with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exception here:

7.	Plan of distribution:
Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all). Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the selling securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions other than on such exchanges or services or in the over-the-counter market or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker — dealers that in turn may sell such securities.
State any exceptions here:

        The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Act and the Exchange Act and the rules thereunder relating to prospectus delivery requirements, stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement, and the consequences of failing to take such action. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction, or fail to take such action, in violation of such provisions.

        The selling securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons under certain circumstances as set forth therein.

        Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the selling securityholders against certain liabilities.

        In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

        By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the shelf registration statement and the related prospectus.

        IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:
Beneficial Owner
By:	Name: Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND
QUESTIONNAIRE TO:

MAGNA ENTERTAINMENT CORP.
337 Magna Drive
Aurora, Ontario L4G 7K1
Canada
Attention: Corporate Secretary
Telephone: (905) 726-2462
Facsimile: (905) 726-7172

with a copy to:

SIDLEY AUSTIN BROWN & WOOD LLP
787 Seventh Avenue
New York, New York 10019
U.S.A.
Attention: Scott M. Freeman
Telephone: (212) 839-5300
Facsimile: (212) 839-5599

QuickLinks

REGISTRATION RIGHTS AGREEMENT
AMONG MAGNA ENTERTAINMENT CORP. AND BANK AUSTRIA CREDITANSTALT AG
MAGNA ENTERTAINMENT CORP. FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE
NOTICE
QUESTIONNAIRE